Exhibit 10.1

EXECUTION COPY

                                                               FIRST AMENDMENT

                    FIRST AMENDMENT, dated as of May 20, 2005 (this “Amendment”), with respect to the Multi-Currency, Multi-Option Credit Agreement, dated as of August 14, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein), among Harman International Industries, Incorporated, a Delaware corporation (the “Company”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), the Bank of Nova Scotia as documentation agent, JPMorgan Chase Bank, N.A. as arranger and JPMorgan Chase Bank, N.A. as administrative agent (in such capacity, the “Administrative Agent”).

                                                                 W I T N E S S E T H:

                        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company; and

                        WHEREAS, the Company has requested, and, upon this Amendment becoming effective, the Administrative Agent and the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

                         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                                                          SECTION I  AMENDMENT

          1.1          Amendment to Section 9.6.  Section 9.6 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

                           “Notwithstanding any term or provision in this Agreement and in addition to any other term or provision in this Section 9.6, so long as no Event of Default has occurred and is continuing, the Company may from time to time after May 20, 2005 purchase or repurchase any shares of any class of its Capital Stock (whether in a single transaction or in multiple transactions) in an aggregate amount not to exceed $100,000,000.”

                                                       SECTION II  MISCELLANEOUS

          2.1          Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date first set forth above upon the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Company and the Majority Lenders.

          2.2          Continuing Effect; No Other Amendments.  Except to the extent the Credit Agreement is expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents in effect on the date hereof are and shall remain in full force and effect.  This Amendment shall constitute a Loan Document.

          2.3          Payment of Expenses.  The Company agrees to pay and reimburse the Administrative Agent for all of the reasonable out-of-pocket fees and disbursements of legal counsel to the Administrative Agent incurred by the Administrative Agent to date in connection with this Amendment.

          2.4          GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                                    HARMAN INTERNATIONAL INDUSTRIES,
                                                     INCORPORATED

                                                    By:   /s/ Frank Meredith
                                                        Name:  Frank Meredith
                                                       Title:    Executive Vice President, Chief Operating Officer
                                                         and Chief Financial Officer

                                                        JPMORGAN CHASE BANK, N.A., as
                                                       Administrative Agent and as a Lender

                                                       By:   /s/ James Maron
                                                          Name:  James Maron
                                                         Title:    Vice President

                                                         The Bank of Nova Scotia
                                                        Name of Lender

                                                        By:   /s/ Todd Melber
                                                           Name:  Todd Melber
                                                          Title:    Managing Director

                                                          Danske Bank A/S
                                                         Name of Lender

                                                         By:   /s/ Finn Jensen
                                                            Name:  Finn Jensen
                                                           Title:    Vice President

                                                         By:   /s/ Bjarne Larsen
                                                            Name:  Bjarne Larsen
                                                           Title:    Vice President

                                                         Credit Suisse, Cayman Islands Branch (formally
                                                         known as Credit Suisse First Boston, acting through
                                                         its Cayman Islands Branch)

                                                         By:   /s/ Alain Daoust
                                                            Name:  Alain Daoust
                                                           Title:    Director

                                                          By:   /s/ Denise L. Alvarez
                                                             Name:  Denise L. Alvarez
                                                            Title:    Associate

                                                          Bayerische Hypo-Und Vereinsbank, AG

                                                          By:
                                                              Name:
                                                             Title:

                                                           Name of Lender:  Citibank, N.A.

                                                          By:  /s/ Andrew Kreeger
                                                              Name:  Andrew Kreeger
                                                             Title:    Vice President

                                                            HSBC Bank USA, National Association
                                                           Name of Lender

                                                           By:   /s/ Diane M. Zieske
                                                             Name:  Diane M. Zieske
                                                            Title:    Senior Vice President

                                                              Israel Discount Bank of New York
                                                             Name of Lender

                                                             By:   /s/ Alan Lefkowitz
                                                               Name:  Alan Lefkowitz
                                                              Title:    First Vice President

                                                              By:   /s/ Amir Barash
                                                                 Name:  Amir Barash
                                                                Title:    First Vice President

                                                                The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
                                                               Name of Lender

                                                              By:   /s/ Andrew Bernstein
                                                                 Name:  Andrew Bernstein
                                                                Title:    Asst. Vice President